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                                                                      EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pinnacle Financial Partners, Inc.:

We consent to the incorporation by reference in the registration statements Nos. 333-49564 and 333-68756 on Form S-8 and No. 333-76902 on Form S-3 of Pinnacle Financial Partners, Inc. of our report dated May 8, 2002 which report appears in the December 31, 2001, annual report on Form 10-KSB/A of Pinnacle Financial Partners, Inc.




                                                     /s/ KPMG LLP


Nashville, Tennessee
May 21, 2002